Federated Communications Technology Fund
A Portfolio of Federated Equity Funds

Class A Shares
Class B Shares
Class C Shares
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SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
DECEMBER 31, 2002.

Effective December 31, 2003, the name of the Fund will change from "Federated Communications Technology Fund" to "Federated Technology Fund."

As a result, the Fund's policy to normally invest at least 80% of the value of its net assets in communications technology investments will change to a policy to invest, under normal circumstances, at least 80% of the value of the Fund's net assets, plus the amount of any borrowings for investment purposes, in technology investments. The Fund will provide shareholders with at least 60 days prior notice of any changes in this policy.





                                                                October 30, 2003





[Federated logo]
Federated Communications Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor
Cusip 314172818
Cusip 314172792
Cusip 314172784
29362 (10/03)